The OBERWEIS FUNDS
Oberweis International Opportunities Fund

SUPPLEMENT DATED june 6, 2017
TO THE PROSPECTUS DATED MAY 1, 2017

Effective as of the close of business on June 9, 2017, the Oberweis International Opportunities Fund will be closed for investment, except that existing shareholders as of the close of business on June 9, 2017 who own shares of the International Opportunities Fund through (i) a qualified retirement plan account (e.g., IRAs and other tax-advantaged retirement plans, such as 401(k) Plans and 403(b)(7) Plans) and participants in qualified retirement plans that offer the International Opportunities Fund as an investment option may continue to invest in the International Opportunities Fund, and (ii) an account advised by an investment adviser may continue to invest in the International Opportunities Fund if such investments are being made pursuant to a rebalancing program. Employees of Oberweis Asset Management or its affiliated entities or trustees of The Oberweis Funds, and their families, may continue to invest in the International Opportunities Fund. In addition, all existing shareholders of the International Opportunities Fund will be permitted to reinvest any dividends, capital gains or distributions in additional shares of the International Opportunities Fund and may exchange their shares in the International Opportunities Fund for shares of the Oberweis International Opportunities Institutional Fund provided that the exchange meets the minimum investment requirements for the Oberweis International Opportunities Institutional Fund – generally, $1 million. Further all existing shareholders of the Oberweis International Opportunities Institutional Fund may exchange their shares in that Fund for shares of the International Opportunities Fund, subject to a $1,000 minimum. Shares will be exchanged for each other based upon their relative net asset values.

The Oberweis International Opportunities Fund may resume sales of shares to new investors at some future date.

The Oberweis Emerging Growth Fund, the Oberweis Micro-Cap Fund, the Oberweis Small-Cap Opportunities Fund and the Oberweis China Opportunities Fund remain open to both new investors and existing shareholders.

June 6, 2017

THE OBERWEIS FUNDS

3333 Warrenville Road, Suite 500

Lisle, Illinois 60532

1-800-245-7311